Derivative Financial Instruments	12 Months Ended
Dec. 31, 2014
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments
Derivative Financial Instruments
We use derivative financial instruments to reduce our exposure to changes in commodity prices and foreign currency exchange rates.
Commodity Price Risk Management
Natural gas is the largest and most volatile component of the manufacturing cost for nitrogen-based products. We manage the risk of changes in natural gas prices primarily through the use of derivative financial instruments covering periods of generally less than 18 months. The derivatives that we use are primarily natural gas options and natural gas fixed price swaps traded in the OTC markets. These natural gas derivatives settle using primarily a NYMEX futures price index, which represents the basis for fair value at any given time. We entered into natural gas derivative contracts with respect to natural gas to be consumed by us in the future, and settlements of those derivative contracts are scheduled to coincide with our anticipated purchases of natural gas used to manufacture nitrogen products during those future periods. We use natural gas derivatives as an economic hedge of natural gas price risk, but without the application of hedge accounting. As a result, changes in fair value of these contracts are recorded in earnings.
As of December 31, 2014 and 2013, we had open natural gas derivative contracts for 58.7 million MMBtus and 76.3 million MMBtus, respectively. For the year ended December 31, 2014, we used derivatives to cover approximately 88% of our natural gas consumption.
Foreign Currency Exchange Rates
In the fourth quarter of 2012, our Board of Directors authorized a project to construct new ammonia and urea/UAN plants at our Donaldsonville, Louisiana complex and new ammonia and urea plants at our Port Neal, Iowa complex. A portion of the capacity expansion project costs are euro-denominated. In order to manage our exposure to changes in the euro to U.S. dollar currency exchange rates, we have hedged our projected euro-denominated payments through the fourth quarter of 2015 using foreign currency forward contracts. Certain of these contracts were originally designated as cash flow hedges.
As of December 31, 2013, we de-designated the remaining cash flow hedges related to our capacity expansion projects. As of December 31, 2014 and 2013, the notional amount of our open foreign currency derivatives was $252.8 million and $636.3 million, respectively. None of these open foreign currency derivatives were designated as hedging instruments for accounting purposes.
During the year ended December 31, 2014, we reclassified a pre-tax gain of $2.8 million from AOCI to income as a result of the discontinuance of certain cash flow hedges. No reclassification from AOCI to income occurred in 2013 or 2012. As of December 31, 2014, the remaining pre-tax AOCI balance of $7.4 million related to the de-designated cash flow hedges is expected to be reclassified into income over the depreciable lives of the fixed assets associated with the capacity expansion projects. We expect that the amounts to be reclassified within the next twelve months will be insignificant. See Note 19—Stockholders' Equity, for further information.
The effect of derivatives in our consolidated statements of operations is shown in the tables below:

	Gain (loss) recognized in OCI			Gain (loss) reclassified from AOCI into income
	Year ended December 31,				Year ended December 31,
Derivatives designated as cash flow hedges	2014	2013	2012	Location	2014	2013	2012
	(in millions)				(in millions)
Foreign exchange contracts	$—	$3.0	$7.2	Other operating—net	$2.8	$—	$—

	Gain (loss) recognized in income
		Year ended December 31,
	Location	2014	2013	2012
		(in millions)
Foreign exchange contracts	Other operating—net(1)	$—	$(1.8)	$1.8

	Gain (loss) recognized in income
		Year ended December 31,
Derivatives not designated as hedges	Location	2014	2013	2012
		(in millions)
Natural gas derivatives	Cost of sales	$(79.5)	$52.9	$66.5
Foreign exchange contracts	Other operating—net	(43.6)	14.8	6.3
		$(123.1)	$67.7	$72.8

	Gain (loss) in income
	Year ended December 31,
All Derivatives	2014	2013	2012
	(in millions)
Unrealized gains (losses)
Derivatives not designated as hedges	$(123.1)	$67.7	$72.8
Cash flow hedge ineffectiveness	—	(1.8)	1.8
Total unrealized gains (losses)	(123.1)	65.9	74.6
Realized gains (losses)	64.2	1.8	(144.4)
Net derivative gains (losses)	$(58.9)	$67.7	$(69.8)
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(1)	For derivatives designated as cash flow hedges, the amount reported as gain (loss) recognized in income represents the amount excluded from hedge effectiveness.
The fair values of derivatives on our consolidated balance sheets are shown below. As of December 31, 2014 and 2013, none of our derivative instruments were designated as hedging instruments. For additional information on derivative fair values, see Note 11—Fair Value Measurements.

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	December 31,		Balance Sheet Location	December 31,
		2014	2013		2014	2013
		(in millions)			(in millions)
Derivatives not designated as hedging instruments
Foreign exchange contracts	Other current assets	$—	$27.3	Other current liabilities	$(22.4)	$—
Foreign exchange contracts	Other noncurrent assets	—	1.6	Other noncurrent liabilities	—	—
Natural gas derivatives	Other current assets	0.5	45.4	Other current liabilities	(26.0)	(0.2)
Natural gas derivatives	Other noncurrent assets	—	—	Other noncurrent liabilities	—	—
Total derivatives		$0.5	$74.3		$(48.4)	$(0.2)

Current / Noncurrent totals
	Other current assets	$0.5	$72.7	Other current liabilities	$(48.4)	$(0.2)
	Other noncurrent assets	—	1.6	Other noncurrent liabilities	—	—
Total derivatives		$0.5	$74.3		$(48.4)	$(0.2)

The counterparties to our derivative contracts are multinational commercial banks, major financial institutions and large energy companies. Our derivatives are executed with several counterparties, generally under International Swaps and Derivatives Association (ISDA) agreements. The ISDA agreements are master netting arrangements commonly used for OTC derivatives that mitigate exposure to counterparty credit risk, in part, by creating contractual rights of netting and setoff, the specifics of which vary from agreement to agreement. These rights are described further below:

•
Settlement netting generally allows us and our counterparties to net, into a single net payable or receivable, ordinary settlement obligations arising between us under the ISDA agreement on the same day, in the same currency, for the same types of derivative instruments, and through the same pairing of offices.

•
Close-out netting rights are provided in the event of a default or other termination event (as defined in the ISDA agreements), including bankruptcy. Depending on the cause of early termination, the non-defaulting party may elect to terminate all or some transactions outstanding under the ISDA agreement. The values of all terminated transactions and certain other payments under the ISDA agreement are netted, resulting in a single net close-out amount payable to or by the non-defaulting party. Termination values may be determined using a mark-to-market approach or based on a party's good faith estimate of its loss. If the final net close-out amount is payable by the non-defaulting party, that party's obligation to make the payment may be conditioned on factors such as the termination of all derivative transactions between the parties or payment in full of all of the defaulting party's obligations to the non-defaulting party, in each case regardless of whether arising under the ISDA agreement or otherwise.

•
Setoff rights are provided by certain of our ISDA agreements and generally allow a non-defaulting party to elect to set off, against the final net close-out payment, other matured and contingent amounts payable between us and our counterparties under the ISDA agreement or otherwise. Typically, these setoff rights arise upon the early termination of all transactions outstanding under an ISDA agreement following a default or specified termination event.

Most of our ISDA agreements contain credit-risk-related contingent features such as cross default provisions and credit support requirements. In the event of certain defaults or a credit ratings downgrade, our counterparty may request early termination and net settlement of certain derivative trades or may require us to collateralize derivatives in a net liability position. As of December 31, 2014 and 2013, the aggregate fair value of the derivative instruments with credit-risk-related contingent features in net liability positions was $47.1 million and $0.2 million, respectively, which also approximates the fair value of the maximum amount of additional collateral that would need to be posted or assets needed to settle the obligations if the credit-risk-related contingent features were triggered at the reporting dates. At both December 31, 2014 and 2013, we had no cash collateral on deposit with counterparties for derivative contracts. The credit support documents executed in connection with certain of our ISDA agreements generally provide us and our counterparties the right to set off collateral against amounts owing under the ISDA agreements upon the occurrence of a default or a specified termination event.
The following table presents amounts relevant to offsetting of our derivative assets and liabilities as of December 31, 2014 and 2013:

	Amounts presented in consolidated balance sheets(1)	Gross amounts not offset in consolidated balance sheets
		Financial instruments	Cash collateral received (pledged)	Net amount
	(in millions)
December 31, 2014
Total derivative assets	$0.5	$0.5	$—	$—
Total derivative liabilities	48.4	0.5	—	47.9
Net liabilities	$(47.9)	$—	$—	$(47.9)
December 31, 2013
Total derivative assets	$74.3	$0.2	$—	$74.1
Total derivative liabilities	—	—	—	—
Net assets	$74.3	$0.2	$—	$74.1
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(1)
We report the fair values of our derivative assets and liabilities on a gross basis on our consolidated balance sheets. As a result, the gross amounts recognized and net amounts presented are the same.

We do not believe the contractually allowed netting, close-out netting or setoff of amounts owed to, or due from, the counterparties to our ISDA agreements would have a material effect on our financial position.